                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:    July 19, 1996
                                       ---------------------


                                   CU BANCORP
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        CALIFORNIA                    0-11008              95-657004
- ----------------------------      ---------------     --------------------
(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)



               16030 VENTURA BOULEVARD, ENCINO, CALIFORNIA 91436
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                    (Address of principal executive office)



      Registrant's telephone number, including area code:   (818) 907-9122
                                                         ---------------------




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ITEM 5.   OTHER EVENTS
- ----------------------


On July 18, 1996, the Registrant held its Annual Shareholder Meeting for
1996. At that meeting, the following matters were approved by the shareholders:


1. The Agreement and Plan of Reorganization among CU Bancorp, California United Bank, Home Interstate Bancorp and Home Bank, providing for the merger of Home Interstate Bancorp with and into CU Bancorp and the merger of California United Bank with and into Home Bank (under the name California United Bank). The vote was:


- ----------------------------------------------------------------------------------------------------------

FOR (# of   FOR (% of     AGAINST (#    AGAINST       ABSTAIN (#    ABSTAIN        BROKER      BROKER
shares)     outstanding   of shares)    (% of         of shares)    (% of          NON VOTE    NON VOTE
            shares)                     outstanding                 outstanding    (# of       (% of
                                        shares)                     shares)        shares)     outstanding
                                                                                               shares)
- -----------------------------------------------------------------------------------------------------------
3,428,562   64.86%        14,927        0.28%         21,111        0.40%          1,247,609   23.60%
- -----------------------------------------------------------------------------------------------------------


2. Amendment of the Bylaws to decrease the number of directors from a range of seven to thirteen, to a range of six to eleven. The vote was:


- ----------------------------------------------------------------------------------------------------------

FOR (# of   FOR (% of     AGAINST (#    AGAINST       ABSTAIN (#    ABSTAIN        BROKER      BROKER
shares)     outstanding   of shares)    (% of         of shares)    (% of          NON VOTE    NON VOTE
            shares)                     outstanding                 outstanding    (# of       (% of
                                        shares)                     shares)        shares)     outstanding
                                                                                               shares)
- -----------------------------------------------------------------------------------------------------------
4.574,458   86.54%        12,602        0.24%         29,120        0.55%          96,029      1.82%
- -----------------------------------------------------------------------------------------------------------


3.   The following persons were elected to serve as Directors of the
Registrant:


Kenneth L. Bernstein
Stephen G. Carpenter
Richard Close*
Paul Glass
Ronald Parker
David I. Rainer


There were six nominees for six seats and the nominees were elected by the affirmative vote of a majority of the outstanding shares of stock.


*In order to facilitate the Merger approved by the Shareholders in Item 1, Mr. Close has agreed to resign from the Board of Directors of the Registrant and California United Bank, effective as of the effective time of the Merger.



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In addition, the following matters were approved by the outstanding shares:


4. The CU Bancorp 1996 Employee Stock Option Plan providing for the reservation of 350,000 shares of CU Bancorp Common Stock for issuance pursuant to the plan. The vote was:


- ----------------------------------------------------------------------------------------------------------

FOR (# of   FOR (% of     AGAINST (#    AGAINST       ABSTAIN (#    ABSTAIN        BROKER      BROKER
shares)     outstanding   of shares)    (% of         of shares)    (% of          NON VOTE    NON VOTE
            shares)                     outstanding                 outstanding    (# of       (% of
                                        shares)                     shares)        shares)     outstanding
                                                                                               shares)
- -----------------------------------------------------------------------------------------------------------
3,611,677   63.60%        326,373       4.47%         74,245        1.40%          1,039,914   19.67%
- -----------------------------------------------------------------------------------------------------------


5. The appointment of Arthur Andersen LLP as CU Bancorp's independent accountants for the fiscal year ending December 31, 1996. The vote was:


- ----------------------------------------------------------------------------------------------------------

FOR (# of   FOR (% of     AGAINST (#    AGAINST       ABSTAIN (#    ABSTAIN        BROKER      BROKER
shares)     outstanding   of shares)    (% of         of shares)    (% of          NON VOTE    NON VOTE
            shares)                     outstanding                 outstanding    (# of       (% of
                                        shares)                     shares)        shares)     outstanding
                                                                                               shares)
- -----------------------------------------------------------------------------------------------------------
4,638,313   87.75%        55,904        1.06%         17,992        0.34%          N/A         N/A
- -----------------------------------------------------------------------------------------------------------


6. The amendment of the CU Bancorp Bylaws to be effective at the effective time of the Merger to provide for a minimum of seven and a maximum of thirteen directors. The vote was:

- ----------------------------------------------------------------------------------------------------------

FOR (# of   FOR (% of     AGAINST (#    AGAINST       ABSTAIN (#    ABSTAIN        BROKER      BROKER
shares)     outstanding   of shares)    (% of         of shares)    (% of          NON VOTE    NON VOTE
            shares)                     outstanding                 outstanding    (# of       (% of
                                        shares)                     shares)        shares)     outstanding
                                                                                               shares)
- -----------------------------------------------------------------------------------------------------------
3,507,636   66.36%        43,363        0.88%         53,111        1.00%          1,105,099   20.91%
- -----------------------------------------------------------------------------------------------------------



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


7. The approval of the CU Bancorp Conversion Stock Option Plan. The vote was as follows:

- ----------------------------------------------------------------------------------------------------------

FOR (# of   FOR (% of     AGAINST (#    AGAINST       ABSTAIN (#    ABSTAIN        BROKER      BROKER
shares)     outstanding   of shares)    (% of         of shares)    (% of          NON VOTE    NON VOTE
            shares)                     outstanding                 outstanding    (# of       (% of
                                        shares)                     shares)        shares)     outstanding
                                                                                               shares)
- -----------------------------------------------------------------------------------------------------------
3,311,468   62.65%        222,621       4.21%         90,893        1.72%          1,026,793   19.43%
- -----------------------------------------------------------------------------------------------------------


8. The amendment of the CU Bancorp 1996 Employee Stock Option Plan at the effective time of the merger to increase the shares available thereunder to 750,000. The vote was:

- ----------------------------------------------------------------------------------------------------------

FOR (# of   FOR (% of     AGAINST (#    AGAINST       ABSTAIN (#    ABSTAIN        BROKER      BROKER
shares)     outstanding   of shares)    (% of         of shares)    (% of          NON VOTE    NON VOTE
            shares)                     outstanding                 outstanding    (# of       (% of
                                        shares)                     shares)        shares)     outstanding
                                                                                               shares)
- -----------------------------------------------------------------------------------------------------------
3,377,216   63.89%        217,307       4.11%         90,893        1.72%          1,026,793   19.43%
- -----------------------------------------------------------------------------------------------------------


9.   To approve the CU Bancorp 1996 Restricted Stock Plan to replace the
CU Bancorp 1995 Restricted Stock Plan, effective at the effective time of the Merger. The vote was:

- ----------------------------------------------------------------------------------------------------------

FOR (# of   FOR (% of     AGAINST (#    AGAINST       ABSTAIN (#    ABSTAIN        BROKER      BROKER
shares)     outstanding   of shares)    (% of         of shares)    (% of          NON VOTE    NON VOTE
            shares)                     outstanding                 outstanding    (# of       (% of
                                        shares)                     shares)        shares)     outstanding
                                                                                               shares)
- -----------------------------------------------------------------------------------------------------------
3,616,759   68.42%        94,121        1.78%         106,413       2.01%          894,916     16.93%
- -----------------------------------------------------------------------------------------------------------


10.   To amend the CU Bancorp 1994 Non-Employee Director Stock Option Plan.

- ----------------------------------------------------------------------------------------------------------

FOR (# of   FOR (% of     AGAINST (#    AGAINST       ABSTAIN (#    ABSTAIN        BROKER      BROKER
shares)     outstanding   of shares)    (% of         of shares)    (% of          NON VOTE    NON VOTE
            shares)                     outstanding                 outstanding    (# of       (% of
                                        shares)                     shares)        shares)     outstanding
                                                                                               shares)
- -----------------------------------------------------------------------------------------------------------
3,377,389   63.89%        124,404       2.35%         94,684        1.79%          1,115,732   21.11%
- -----------------------------------------------------------------------------------------------------------




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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2.0      Agreement and Plan of Reorganization by and among CU Bancorp,
California United Bank, National Association, Home Interstate Bancorp and Home Bank, dated January 10, 1996, as amended March 29, 1996, and Exhibits thereto filed as Appendix A and Exhibit 2.0 to the Registrant's Registration Statement on Form S-4 dated June 10, 1996, Registration Number 333-02777.

3(ii)1.  Certificate of Amendment of CU Bancorp Bylaws.

3(ii)2.  Certificate of Amendment of CU Bancorp Bylaws.

10.1 CU Bancorp 1994 Non-Employee Director Stock Option Plan, Amendment Number One thereto and Non-Employee Director Stock Option Agreement filed as
Exhibit 10.1 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995, Exhibit 10.6 and Exhibit 10.6 to the Registrant's Registration Statement on Form S-4 dated June 10, 1996, Registration Number 333-02777, respectively.

10.2 CU Bancorp's 1996 Employee Stock Option Plan, Incentive Stock Option Agreement, Non-Qualified Option Agreement, filed as Exhibit 10.7 to the Registrant's Registration Statement on Form S-4 dated June 10, 1996, Registration Number 333-02777.

10.3 CU Bancorp's 1996 Restricted Stock Plan, filed as Exhibit 10.7 to the Registrant's Registration Statement on Form S-4 dated June 10, 1996, Registration Number 333-02777.

10.4 CU Bancorp Conversion Stock Option Plan, filed as Exhibit 10.8 to the Registration Statement on Form S-4 dated June 10, 1996, Registration Number 333-02777.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 23, 1996                     CU BANCORP


                                        /s/ PATRICK HARTMAN
                                        -------------------------------
                                            Patrick Hartman
                                            Chief Financial Officer



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